Exhibit 10.41

AMENDMENT NO. 1 TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (sometimes referred to herein as this “Amendment” and also as the “First Amendment”) is dated as of December 20, 2016, and is entered into by and among XOMA CORPORATION, a Delaware corporation, XOMA (US) LLC, a Delaware limited liability company, and XOMA COMMERCIAL LLC, a Delaware limited liability company and each of their Affiliates from time to time made parties (each individually referred to as a “Borrower” and collectively referred to as the “Borrower”) to that certain Loan and Security Agreement dated as of February 27, 2015, Xoma Technology Ltd., a Bermuda exempted company (“Guarantor”), the several banks and other financial institutions or entities from time to time parties to the Agreement (collectively, referred to as “Lender”) and HERCULES CAPITAL, INC., formerly known as Hercules Technology Growth Capital, Inc., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.Borrower, Guarantor, Agent and Lender have entered into that certain Loan and Security Agreement dated as of February 27, 2015 (as amended and may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.Borrower has requested Lender’s consent to certain transfers of rights in connection with specific license agreements to Health Care Royalty Partners II, L.P., and Lender has agreed to provide such consent pursuant to that certain Consent to Transfers dated as of December 20, 2016, by and among Borrower, Lender and Agent.

C.Borrower, Guarantor, Agent and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.AMENDMENTS.

2.2(d):

1.1

Section 2.2. A new Section 2.2(e) is hereby inserted immediately after Section

2.2(e) Special Payment. Provided that on or before January 4, 2017, Borrower consummates the transactions contemplated by that certain Consent to Transfers dated as of December 20, 2016, by and among Borrower, Lender and Agent, relating to certain Royalty Interest Acquisition Agreements between Borrower and HealthCare Royalty Partners II, L.P., Borrower shall make a special, one-time principal payment toward the outstanding principal under the Term Loan in the amount of $10,000,000 (the “Special Payment”) on January 13, 2017. The Special Payment shall not be subject to any Prepayment Charges pursuant to Section 2.5 hereof.

1.2Exhibits and Schedules. The exhibits and schedules previously provided to or by Agent and Lender as of June 24, 2015 are hereby updated and amended, if applicable, as of the date of the First Amendment by the exhibits and schedules attached to this First Amendment.

2.BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a)Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Default or Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Lender;

(b)Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated since the Closing Date and are and continue to be in full force and effect;

(d)the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e)this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)as of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner in its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.EFFECTIVENESS. This Amendment shall become effective upon Agent’s receipt of a fully executed Amendment.

5.COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6.INCORPORATION BY REFERENCE. The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[signature page follows]

BORROWER:

XOMA (US) LLC

XOMA CORPORATION

Signature: /s/ James R. Neal

Print Name:James R. Neal

Title:	Senior Vice President and Chief Operating Officer

XOMA COMMERCIAL LLC

Signature: /s/ James R. Neal

Print Name:James R. Neal

Title:	Senior Vice President and Chief Op erating Officer

G UARANTOR: XOMA TECHNOLOGY LTD.

Signature: Print Name:Tom Burns

Signature: /s/ James R. Neal Print Name:James R. Neal

Title:	Senior Vice President and Chief Operati ng Officer

Title:

Vice President of Finance/Chief Financial Officer

Accepted in Palo Alto, California:

AGE NT:

LENDER:

BORROWER:

XOMA (US) LLC

XOMA CORPORATION

Signature: Print Name:James R. Neal

Title:	Senior Vice President and Chief Operating Officer

XOMA COMMERCIAL LLC

Signature:

Signature: Print Name:James R. Neal

Title:	Senior Vice President and Chief Operating Officer

Print Name: Title:

James R. Neal

Senior Vice President and Chief Op erating Officer

GUARANTOR:

XOMA TECHNOLOGY LTD.

Signature:        /s/ Tom Burns

Print Name: Title:

Tom Burns

Vice President of Finance/Chief Financial Officer

Accepted in Palo Alto, California:

AGENT:

LENDER:

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

XOMA CORPORATION

Signature:         Print Name:       Title:

XOMA COMMERCIAL LLC

Signature:         Print Name:       Title:

GUARANTOR:

XOMA TECHNOLOGY LTD.

Signature:         Print Name:       Title:

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

By: /s/          Jennifer Choe        /s/

Jennifer Choe, Assistant General Counsel

XOMA (US) LLC

Signature:         Print Name:       Title:

LENDER:

HERCULES TECHNOLOGY III, L.P.,

a Delaware limited partnership

By:	Hercules Technology SBIC Management, LLC, its General Partner

By:Hercules Capital, Inc., its Manager

By:        /s/          Jennifer Choe

Jennifer Choe, Assistant General Counsel

Table of Exhibits and Schedules

Exhibit F:Compliance Certificate

Hercules Capital, Inc. (as “Agent”) 400 Hamilton Avenue, Suite 310 Palo Alto, CA 94301

EXHIBIT F COMPLIANCE CERTIFICATE

Reference is made to that certain Loan and Security Agreement dated February 27, 2015 and all ancillary documents entered into in connection with such Loan and Security Agreement all as may be amended from time to time, (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Technology Growth Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”), XOMA Corporation (the “Company”), XOMA (US) LLC, and XOMA Commercial LLC, as Borrower, and XOMA Technology Ltd, as Guarantor. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies that in accordance with the terms and conditions of the Loan Agreement, except as set forth below, the Company is in compliance for the period endingof all covenants, conditions and terms of the Loan Agreement and, except as set forth below, hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statements and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECKIF ATTACHED
Cash Balance Report	Monthly within 30 days
Interim Financial Statements (if applicable)	Monthly within 30 days
Interim Financial Statements	Quarterly within 45 days
Audited Financial Statements	FYE within 150 days

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower Subsidiary/Affiliate, as applicable.

DepositoryFinancial AC #Institution		Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7

BORROWER SUSIDIARY/ AFFILIATE COMPANY Name/Address
1
2
3
4

Very Truly Yours, XOMA, INC.

By:_ Name:_ Its:_